UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 3
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 23, 2006 (August 19, 2005)
THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	033-07075-LA	33-1079781
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6310 San Vicente Blvd., #275, Los Angeles, California	90048-5499
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (323) 939-3031
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This Form 8-K/A, Amendment No. 3, dated February 13, 2006 relates to the transaction on August 19, 2005 pursuant to which the Registrant executed a Reverse Share Exchange Agreement by and among the Registrant, formerly TDI Holdings Corporation, a Colorado corporation, Fashion House, Inc., a Delaware corporation and shareholders of approximately 100% of the common stock of Fashion House, Inc. As permitted, the original Form 8-K omitted certain financial statements required by Form 8-K. This amendment is filed to provide the financial statements of Fashion House, Inc. and the Pro Forma Financial Statements. This Form 8-K, Amendment No. 3, should be read in conjunction with Amendments No. 1 and No. 2.
This Amendment No. 3 to Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s financial statements and the related notes filed by Registrant as described in Item 9 below.
TABLE OF CONTENTS

Item 9. Financial Statement and Exhibits
Item 9.01 Financial Statements
SIGNATURES
EX-10.2
EX-10.3
Item 9. Financial Statement and Exhibits.
Item 9.01 Financial Statements

(a)	Financial Statements of Business Acquired

	Independent Auditors’ Report
	Balance Sheets as of June 30, 2005 (Unaudited) and December 31, 2004	2
	Statements of Operations for the Years ended December 31, 2004 and 2003	3
	Statements of Operations for Six Months ended June 30, 2005 and Six Months ended June 30, 2004 (Unaudited)	4
	Statements of Stockholders Deficit for the Six Months ended June 30, 2005 (Unaudited) and the Years ended
	December 31, 2004 and 2003	5
	Statements of Cash Flows for the Years ended December 31, 2004 and 2003	6
	Statements of Cash Flows for the Six Months ended June 30, 2005 and 2004 (Unaudited)	7
	Notes to Financial Statements	8
	Financial Statements As Of September 30, 2005 And For The Three And Nine Months Ended September 30, 2005
	And 2004 (Unaudited), As Previously Filed With The SEC On January 3, 2006 Under Form 10-QSB
	Condensed Consolidated Balance Sheet as of September 30, 2005 (Unaudited)	1
	Condensed Consolidated Statements of Operations for the nine months ended September 30, 2005 and
	September 30, 2004 (Unaudited)	2
	Condensed Consolidated Statements of Operations for the three months ended September 30, 2005 and
	September 30, 2004 (Unaudited)	3
	Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2005 and
	September 30, 2004 (Unaudited)	4
	Notes to Condensed Consolidated Financial Statements	6
(b)	Pro Form Financial Information
	Since TDI Holding Corporation’s continuing operations and balance sheet are insignificant, a pro forma balance sheet and
	statement of operations are not presented.
(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Amendment*

3.1.1	Statement of Correction*

10.1	Reverse Share Exchange Agreement dated as of August 19, 2005 by and among the Registrant, Fashion House, Inc. and the shareholders of Fashion House, Inc. – Incorporated by reference to Exhibit 10.1 attached to the Form 8-K filed on August 19, 2005*

10.2	Financial Statements of Fashion House Holdings, Inc. for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003

10.3	Financial Information as of September 30, 2005 and for the three and nine months ended September 30, 2005 and 2004

17.1	Director Affidavit and Resignation dated August 19, 2005 by former director*

* Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
The Fashion House Holdings, Inc.
(Registrant)

Date March 23, 2006
	By:	/s/ Michael McHugh

	Name	Michael McHugh
	Title:	Chief Financial Officer